UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2011

SPARTAN STORES, INC.

(Exact name of registrant as

specified in its charter)

Michigan	000-31127	38-0593940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan		49518-8700
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number,

including area code:  (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2011, the Board of Directors of Spartan Stores, Inc. (the “Company”) approved a conforming amendment to Article X of the Company’s Bylaws to clarify that the shareholders of the Company may alter, amend, or repeal the Bylaws, in whole or in part, or to adopt new bylaws, by the affirmative vote of at least two-thirds of the shares of stock entitled to vote. Previously, Article X had specified a required vote of 80% of the shares entitled to vote. This amendment conforms Article X of the Bylaws to Article XIII of the Company’s Restated Articles of Incorporation, which was amended in 2010 to lower the vote required for shareholder changes to the Bylaws from 80% to two-thirds of shares entitled to vote.

The amendment to the Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Spartan Stores, Inc. held its annual meeting of shareholders on August 10, 2011. At that meeting, the Company’s shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring in 2012, by the following vote:

	Votes Cast
	For	Withheld	Broker Non-Votes

Wendy A. Beck	18,379,924	160,419	2,111,051

Yvonne R. Jackson	18,380,706	159,637	2,111,051

Elizabeth A. Nickels	17,032,055	1,508,288	2,111,051

2.

In a non-binding advisory vote on executive compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, shareholders approved the proposal by the following vote:

Votes for	15,991,700
Votes against	2,523,022
Abstentions	25,621
Broker Non-Votes	2,111,051

3.	In a non-binding advisory vote, shareholders voted to hold future advisory votes on executive compensation every year by the following vote:

1 Year	15,986,495
2 Years	90,503
3 Years	2,448,063
Abstentions	15,282
Broker Non-Votes	2,111,051

Based on these results, and consistent with the Company’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every year.

4.	A proposal to ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2012 was approved by the following vote:

Votes for approval	19,596,392
Votes against	1,052,930
Abstentions	2,072
Broker Non-Votes	2,111,051

Item 7.01.	Regulation FD Disclosure.

On August 11, 2011, the Company issued a press release announcing the results of voting at the Annual Meeting of Shareholders. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

The information reported in this Item 7.01 (including the press release) is furnished to and not “filed” with the Commission for the purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: The following documents are attached as an exhibit to this report on Form 8-K:

3.1	Bylaw amendment.

99.1	Press Release dated August 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2011	SPARTAN STORES, INC.

	By	/S/ DAVID M. STAPLES
David M. Staples
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

3.1	Bylaw amendment.

99.1	Press Release dated August 11, 2011.